UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2014

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On July 16, 2014, American International Group, Inc. (“AIG”) closed the sale of $1,000,000,000 of AIG’s 2.300% Notes due 2019 (the “2019 Notes”) and $1,500,000,000 of AIG’s 4.500% Notes due 2044 (the “2044 Notes” and, together with the 2019 Notes, the “Notes”).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

•	Underwriting Agreement, dated July 9, 2014, between AIG and Deutsche Bank Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein;

•	Twenty-First Supplemental Indenture, dated as of July 16, 2014, between AIG and The Bank of New York Mellon, as Trustee;

•	Twenty-Second Supplemental Indenture, dated as of July 16, 2014, between AIG and The Bank of New York Mellon, as Trustee;

•	Form of the 2019 Notes;

•	Form of the 2044 Notes;

•	Opinion of Sullivan & Cromwell LLP, dated July 16, 2014, as to the validity of the Notes; and

•	Opinion of Sullivan & Cromwell LLP, dated July 16, 2014, as to United States federal income tax matters.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated July 9, 2014, between AIG and Deutsche Bank Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

4.1	Twenty-First Supplemental Indenture, dated as of July 16, 2014, between AIG and The Bank of New York Mellon, as Trustee.

4.2	Twenty-Second Supplemental Indenture, dated as of July 16, 2014, between AIG and The Bank of New York Mellon, as Trustee.

4.3	Form of the 2019 Notes (included in Exhibit 4.1).

4.4	Form of the 2044 Notes (included in Exhibit 4.2).

5.1	Opinion of Sullivan & Cromwell LLP, dated July 16, 2014, as to the validity of the Notes.

8.1	Opinion of Sullivan & Cromwell LLP, dated July 16, 2014, as to United States federal income tax matters.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: July 16, 2014	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

1.1	Underwriting Agreement, dated July 9, 2014, between AIG and Deutsche Bank Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

4.1	Twenty-First Supplemental Indenture, dated as of July 16, 2014, between AIG and The Bank of New York Mellon, as Trustee.

4.2	Twenty-Second Supplemental Indenture, dated as of July 16, 2014, between AIG and The Bank of New York Mellon, as Trustee.

4.3	Form of the 2019 Notes (included in Exhibit 4.1).

4.4	Form of the 2044 Notes (included in Exhibit 4.2).

5.1	Opinion of Sullivan & Cromwell LLP, dated July 16, 2014, as to the validity of the Notes.

8.1	Opinion of Sullivan & Cromwell LLP, dated July 16, 2014, as to United States federal income tax matters.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).